UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified In Its Charter)

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INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle

Idaho Falls, Idaho 83401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD July 18, 2007

Time and Date:  July 18, 2007 at 2:00 PM Mountain Time

Place:

International Isotopes Fluorine Products Offices

3159 Commerce Way

Idaho Falls, ID.  83401

Items of Business

1.

To elect three directors to serve for a term of one year and until their successors are elected and qualified.

2.

To ratify the appointment of Hansen, Barnett & Maxwell P.C. as the independent auditors for the fiscal year ending December 31, 2007.

3.

To consider any other business that may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were an International Isotopes shareholder as of the close of business on May 18, 2007.

Voting

Your vote is very important.  Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and to submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided.  For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers  beginning on page 3 of this proxy statement and the instructions on the proxy card or voting instruction card.  You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS,

Steve T. Laflin

President and Chief Executive Officer

Idaho Falls, Idaho

May 22, 2007

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about June 8, 2007

INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle

Idaho Falls, Idaho 83401

__________________

PROXY STATEMENT

__________________

For Annual Meeting of Shareholders

To Be Held on July 18, 2007

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:

Why am I receiving these materials?

A:

The Board of Directors of International Isotopes Inc. is providing these proxy materials for you in connection with International Isotopes' annual meeting of shareholders, which will take place on July 18, 2007.  As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:

What information is contained in this proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:

How may I obtain International Isotopes' annual report to shareholders and Form 10-KSB?

A:

A copy of our 2006 annual report (which contains our Form 10-KSB) is enclosed.

Shareholders may request any exhibit to the Form 10-KSB, for the year ended December 31, 2006, by specifically requesting a copy from our principal executive office at:

International Isotopes Inc.

Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Copies of the 2006 Annual Report on Form 10-KSB are also available in the Investor Center section of our website at www.intisoid.com and at the SEC's EDGAR database on the SEC's website at www.sec.gov.

Q:

What items of business will be voted on at the annual meeting?

A:

The items of business scheduled to be voted on at the annual meeting are:

•

The election of directors; and

•

The ratification of the independent auditors for the 2007 fiscal year.

We will also consider any other business that properly comes before the annual meeting.

Q:

How does the Board recommend that I vote?

A:

Our Board recommends that you vote your shares "FOR" each of the nominees to the Board, and "FOR" the ratification of the independent auditors for the 2007 fiscal year.

Q:

What shares can I vote?

A:

Each share of International Isotopes common stock issued and outstanding as of the close of business on May 18, 2007, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting.  You are entitled to one vote for each share of common stock you own.  You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record , and (2) shares held for you as the  beneficial owner  through a broker, trustee or other nominee such as a bank.  On the Record Date we had approximately 239,619,693 shares of common stock issued and outstanding.

Q:

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with International Isotopes' transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by International Isotopes.  As the shareholder of record, you have the right to grant your voting proxy directly to International Isotopes or to vote in person at the meeting.  International Isotopes has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:

How can I attend the annual meeting?

A:

You are entitled to attend the annual meeting only if you were an International Isotopes shareholder or joint holder as of the close of business on the May 18, 2007 or you hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the annual meeting.  If you are not a shareholder of record but hold shares through a broker or nominee ( i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the May 18, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the annual meeting.  The meeting will begin promptly at 2:00 p.m., Mountain time.

Q:

How can I vote my shares in person at the annual meeting?

A:

Shares held in your name as the shareholder of record may be voted in person at the annual meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:

How can I vote my shares without attending the annual meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of International Isotopes common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes.  International Isotopes shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction card provided and mailing it in the accompanying pre-addressed envelope.

Q:

Can I change my vote?

A:

You may change your vote at any time prior to the vote at the annual meeting.  If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to International Isotopes' Secretary prior to your shares being voted, or by attending the annual meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:

Who can help answer my questions?

A:

If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

International Isotopes Inc.

Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Q:

Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within International Isotopes or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to International Isotopes management.

Q:

How many shares must be present or represented to conduct business at the annual meeting?

A:

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of International Isotopes common stock entitled to vote must be present in person or represented by proxy.  Abstentions, votes withheld and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q

 How are votes counted?

A.

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and votes withheld have the same effect as a vote "AGAINST."  Broker non-votes have no effect.  If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of International Isotopes' nominees to the Board, "FOR" ratification of the independent auditors and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:

What is the voting requirement to approve each of the proposals?

A:

In the election of directors, the three persons receiving the highest number of "FOR" votes at the annual meeting will be elected.  The other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting.  If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes."  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:

Is cumulative voting permitted for the election of directors?

A:

No.  International Isotopes does not allow you to cumulate your vote in the election of directors.  For all matters proposed for shareholder action at the annual meeting, each share of common stock outstanding as of the close of business on May 18, 2007 is entitled to one vote.

Q:

What happens if additional matters are presented at the annual meeting?

A.

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the persons named as proxy holders, Ralph M. Richart and Steve T. Laflin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:

Who will serve as inspector of elections?

A:

The inspector of elections will be a representative of International Isotopes Inc., and will be appointed at the annual meeting.

Q:

What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each International Isotopes proxy card and voting instruction card that you receive.

Q:

How may I obtain a separate set of voting materials?

A:

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions.  If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

International Isotopes Inc.

Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:

Who will bear the cost of soliciting votes for the annual meeting?

A:

International Isotopes is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:

Where can I find the voting results of the annual meeting?

A:

We intend to announce preliminary voting results at the annual meeting and publish final results in our report on Form 10-QSB for the third quarter of fiscal 2007.

Q:

What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in International Isotopes proxy statement for the annual meeting next year, the written proposal must be received by International Isotopes' Secretary at our principal executive offices no later than February 7, 2008.  If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in International Isotopes proxy statement is instead a reasonable time before the company begins to print and mail its proxy materials.  Such proposals must also comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

International Isotopes Inc.

Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

For a shareholder proposal that is not intended to be included in International Isotopes' proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of International Isotopes common stock to approve that proposal and give notice to International Isotopes' Secretary no later than April 25, 2008.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board.  Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to International Isotopes' Secretary at the address of our principal executive offices set forth above.

Q:

How may I communicate with International Isotopes' Board or the non-management directors on International Isotopes' Board?

A:

You may submit any communication intended for International Isotopes' Board or the non-management directors by directing the communication by mail addressed to:

Ralph M. Richart, Chairman of the Board

 350 Shore Drive

 Oakdale, NY 11769

or

Christopher Grosso

 480 Broadway, Suite 310

 Saratoga Springs, NY 12866

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

International Isotopes is committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace.  International Isotopes' Code of Ethics is available at www.intisoid.com .

Board Independence

The Board has determined that each of the current directors and nominees, other than Steve T. Laflin, President and Chief Executive Officer, is independent under the standards of the Securities and Exchange Commission.  Furthermore, the Board has determined that none of the members of any of International Isotopes' standing committees, other than Dr. Richart, has a material relationship with International Isotopes (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to International Isotopes) and each is "independent" within the meaning of International Isotopes' director independence standards, other than Dr. Richart who does not meet the independence requirements for audit committee members set forth in NASD Rule 4350(d) because he is an "affiliated person" under Exchange Act Rule 10A-3(b)(1) by virtue of his beneficial ownership of 29.1% of the Company's common stock.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has three directors and the following two committees: (1) Audit, and (2) Compensation.  The 2006 membership and the function of each of the committees are described below.  The Audit Committee operates under a written charter adopted by the Board, which is available on International Isotopes' website at  www.intisoid.com.  The Compensation Committee does not have a written charter.  During fiscal 2006, the Board held five meetings.  Each director attended at least 75% of all Board and applicable Committee meetings.  Directors are encouraged to attend annual meetings of International Isotopes shareholders.  All directors attended the last annual meeting of shareholders.

Name of Director	Audit	Compensation
Non-Employee Directors:
Ralph M. Richart	X	X *
Christopher Grosso	X *	X
Employee Directors:
Steve T. Laflin
Number of Meetings in Fiscal 2006	1	1

X = Committee member; * = Chair

Audit Committee

The Audit Committee was first established in January 1997.  The Audit Committee is comprised of two members, Christopher Grosso and Dr. Ralph Richart.  Mr. Grosso is an "independent director" for audit committee service under NASD Rule 4350(d), as may be modified from time to time.  Dr. Richart is not an independent director for audit committee service under this rule because he is an "affiliated person" under Exchange Act Rule 10A-3(b)(1) by virtue of his beneficial ownership of 29.1% of the Company's common stock.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company's independent auditors.  The independent auditing firm reports directly to the Audit Committee.  The responsibility of the Audit Committee includes resolving disagreements between Company management and the auditor related to financial reporting.  The Audit Committee is responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters.  The Audit Committee has the authority to employ independent counsel and other advisors in connection with its duties.  Dr. Richart is an "audit committee financial expert."  Mr. Grosso qualifies as an "audit committee financial expert" based on his experience as disclosed in his biography on page 11.

The report of the Audit Committee is included on page 16 of this proxy statement.  The Audit Committee held four meetings in 2006.

Compensation Committee.

The Compensation Committee was established in January 1997.  The Compensation Committee reviews the compensation and benefits of all officers of the Company, makes recommendations to the Board of Directors and reviews general policy matters relating to compensation and benefits of employees of the Company, including administration of the Company's 2006 Equity Incentive Plan.  The Compensation Committee held one meeting in 2006.

Nominating Committee.

International Isotopes does not have a standing nominating committee or committee performing similar functions.  The Board of Directors believes it is appropriate not to have such a committee because both of the Company's independent Board members, Ralph M. Richart and Christopher Grosso, participate in the consideration of director nominees.  Dr. Richart and Mr. Grosso are both "independent" under NASD Rule 4200(a)(15), as may be modified from time to time.  The Board will continue to assess the necessity of a nominating committee and will establish one if necessary in the future.  The Board of Directors will consider nominees recommended by shareholders.

Consideration of Director Nominees

Shareholder Nominees.  The Board does not have a formal policy regarding the consideration of director candidates nominated by shareholders because the Board is small and there is low turnover among its members.

Director Qualifications.  Board members should have high standards of professional and personal ethics, integrity and values.  They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors.  They should be committed to acting in International Isotopes' best interests and to objectively assessing Board, committee and management performance.  They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of International Isotopes' business affairs.  Board members should be willing to avoid activities or interests that may create a conflict of interest with the director's responsibilities and duties to International Isotopes.

Identifying and Evaluating Nominees for Directors.  The Board will use a variety of methods for identifying and evaluating nominees for director.  In the event of a vacancy on the Board, various potential candidates for director will be considered.  Candidates may come to the Board's attention through current Board members, professional search firms, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.  As noted above, properly submitted shareholder nominations for candidates to the Board will be considered.  Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled meeting.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board.  In evaluating nominees, the Board will seek to achieve a balance of knowledge, experience and capability on the Board.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

International Isotopes' Board of Directors currently consists of three directors.  At the 2007 Annual Meeting, each current director will be elected annually to serve until the next annual meeting and until his or her successor is elected and qualified.  Information regarding the business experience of each nominee to the Board is provided below.  There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card, but do not give instructions with respect to the voting of directors, your share will be voted "FOR" the three persons recommended by the Board.  If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.

The Board expects that all of the nominees will be available to serve as directors.  In the event that any nominee should become unavailable, however, the proxy holders, Steve T. Laflin and Ralph M. Richart, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote "FOR" the election to the Board of each of the following nominees:

Ralph M. Richart, M.D., age 73, was elected to the Board of Directors on January 22, 2002.  The other directors elected him to serve as Chairman on April 24, 2002.  Dr. Richart is a professor emeritus  in the Department of Pathology at Columbia University College of Physicians and Surgeons, where was employed from 1963 to 2006.  Dr. Richart has previously served on the Board of Directors of several publicly held companies and multiple corporate medical advisory Boards as well as serving as Chief Executive Officer of several privately held companies in the fields of medicine and electronics.  Additionally his extensive experience also includes leading clinical trials resulting in FDA product approval and he has served as an advisor to medical device and pharmaceutical companies as well as the Food and Drug Administration.

Steve T. Laflin, age 50, was elected to the Board of Directors in June 2001.  Mr. Laflin was President and General Manager of International Isotopes' subsidiary, International Isotopes Idaho Inc., from 1996 until 2001.  In August 2001, Mr. Laflin was promoted to President and Chief Executive Officer of the Company.  Mr. Laflin has a BS degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.

Christopher Grosso, age 39, was elected to the Board of Directors on April 24, 2002.  He is currently a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm.  During his 18 years at Kershner Grosso, Mr. Grosso has been Senior Research Analyst and Portfolio Manager and has led the firm's investment banking and venture capital activities.  Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment Management and Chase Manhattan Bank.  Mr. Grosso received his B.S. in business administration from Skidmore College.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Hansen, Barnett & Maxwell P.C s independent auditors to audit International Isotopes' consolidated financial statements for the fiscal year ending December 31, 2007.  During fiscal 2006, Hansen, Barnett & Maxwell P.C. served as International Isotopes' independent auditors.  Representatives of Hansen, Barnett & Maxwell P.C. are expected to attend the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote "FOR" the ratification of the appointment of Hansen, Barnett & Maxwell P.C. as International Isotopes' independent auditors for the 2007 fiscal year.   If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

INDEPENDENT AUDITORS FEES

Fees billed by Hansen, Barnett & Maxwell P.C. in fiscal years 2006 and 2005 were as follows:

	FEES
Services Rendered	FY2006	FY2005
Audit Fees (1)	$58,128	$50,267
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$58,128	$50,267

(1)  For professional services for auditing International Isotopes' annual financial statements and reviewing the financial statements included in International Isotopes' Quarterly Reports on Form 10-Q.

The Audit Committee approved the engagement of the independent auditors to provide audit services prior to the engagement and approved all of the independent auditor fees for 2006.

DIRECTORS AND EXECUTIVE OFFICERS

Our bylaws require that we have no fewer than one director, and provide that the Board fixes the number of directors from time to time.  As of April 30, 2007, our Board of Directors consists of three directors.  Each current director was elected at the 2006 annual meeting of shareholders to serve until the next annual meeting and until his successor is elected and qualified.  Information regarding our directors and executive officer is provided below.  There are no family relationships among our executive officer and directors.

Directors and Executive Officers

Names	Age	Principal Occupation	Positions with the Company
Ralph M. Richart	73	Professor Emeritus, Columbia University	Chairman of the Board
Steve T. Laflin	50	President and Chief Executive Officer, International Isotopes, Inc.	Director, President, Chief Executive Officer and Chief Financial Officer
Christopher Grosso	39	Principal, Kershner Grosso, Inc.	Director

Ralph M. Richart, M.D. was first elected to the Board of Directors in January 2002, and was elected by the Board to serve as Chairman in April 2002.  Dr. Richart is professor emeritus in the Department of Pathology at Columbia University College of Physicians and Surgeons, where he was employed from 1963 to 2006 as Vice Chairman.   Dr. Richart has previously served on the Board of Directors of several publicly held companies and corporate medical advisory Boards.  From 1972 to 2006, he served as Chief Executive Officer of several privately held companies in the fields of medicine and electronics.  He has also lead clinical trials that resulted in FDA product approval, and he has served as an advisor to medical device and pharmaceutical companies as well as the Food and Drug Administration.

Steve T. Laflin was first elected to the Board of Directors in June 2001.  Since August 2001, Mr. Laflin has served as President and Chief Executive Officer of the Company.  From 1996 to 2001, he served as President and General Manager of International Isotopes Idaho Inc., a subsidiary of the Company.  Mr. Laflin received a B.S. degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.

Christopher Grosso was first elected to the Board of Directors in April 2002.  He has been a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm, since 1998.  From 1989 to 1998, Mr. Grosso was a Senior Research Analyst and Portfolio Manager with Kershner Grosso.  He currently led the firm's investment banking and venture capital activities.  Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment Management and Chase Manhattan Bank.  Mr.  Grosso received a B.S. in business administration from Skidmore College.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities and Exchange Act of 1934, as amended, all such Forms were filed on a timely basis.

Code of Ethics

We have adopted a Code of Ethics for our principal executive officer, principal financial officer and principal accounting officer or controller.  At the present time, Mr. Liflin serves as both Chief Executive Officer and Chief Financial Officer.  The Code of Ethics is available under the "Investor Center" tab of our Web site at www.intisoid.com.  If we waive, or implicitly waive, any material provision of the Code of Ethics, or substantively amend the Code of Ethics, we will disclose that fact on our website.

Audit Committee

The Audit Committee of the Board of Directors assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence and the performance of the Company's internal audit function and independent registered public accounting firm.  The Audit Committee consists of our two non-employee directors, Dr. Richart and Mr. Grosso.  The Board of Directors has determined that both Dr. Richart and Mr. Grosso are "audit committee financial experts."  Mr. Grosso meets the independence requirements for audit committee members set forth in NASD Rule 4350(d), but Dr. Richart does not because he is deemed to be an "affiliated person" under Exchange Act Rule 10A-3(b)(1)(ii)(B) by virtue of his beneficial ownership of more than 20% of the outstanding Common Stock.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following table sets forth information regarding compensation for our President and Chief Executive Officer for 2006.  The Company has no other executive officers.

2006 SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)

Steve T. Laflin	$145,080	$15,000	$4,557	$164,637
President and CEO

(1)  This amount includes premiums paid by the Company towards Mr. Laflin's health and life insurance.

Employment Agreement.  In February 2001, the Company entered into an Employment Agreement with Mr. Laflin to serve as President and Chief Executive Officer at an original base salary of $120,000.  The salary has been adjusted annually by the Board of Directors under the terms of that agreement.  The agreement terminated on February 28, 2007 and the Company and Mr. Laflin expect to enter into a new agreement, on substantially the same terms and conditions, to be effective March 1, 2007.  Under the new agreement, Mr. Laflin's' annual base salary is expected to be set at $160,000 and he will be entitled to an annual bonus at the end of each year, in the discretion of the Board.  The new agreement is to terminate on February 28, 2010, unless terminated earlier on standard terms and conditions.  Under the agreement, if the Company were dissolved or sold, or were to become a private company whose shares are no longer traded on a public exchange, the Board would have the power to terminate Mr. Laflin's employment and Mr. Laflin would be entitled to receive salary and benefits under the agreement through the date of termination and for an additional 12 months thereafter.  Mr. Laflin will be subject to a noncompetition and nonsolicitation provision.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR END

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by the Company's Named Executive Officer at 2006 fiscal year-end.

		Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Year	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date

Steve T. Laflin	2001	1,000,000	0	$.076	4/23/11
Steve T. Laflin	2002	10,000,000	0	$0.02	2/27/12

Director Compensation

We do not pay our non-employee directors retainer fees or other fees for service related to the Board or its committees.  We reimburse our non-employee directors for their costs associated with attending Board and committee meetings.  In 2006, those reimbursements ranged from $1,000 to $2,000.  In addition, on August 15, 2006, the Company granted each non-employee director options to purchase shares of the Common Stock under its stockholder-approved 2006 Equity Incentive Plan.  The following table provides information on the compensation paid to non-employee directors during fiscal 2006.   The Company does not pay Mr. Laflin any compensation in addition to his employee compensation for his Board activities.

Name	Option Awards ($)(1)	Total ($)

Ralph M. Richart	$156,221(2)	$156,221
Christopher Grosso	$156,221(2)	$156,221

(1)  Amounts shown are dollar amounts recognized for financial statement reporting purposes with respect to fiscal 2006, in accordance with FAS 123R.  The exercise price per share of the option awards shown was $ 0.08 per share, the fair market value on the date of grant.

(2)  At December 31, 2006, Dr. Richart held options to purchase 3,000,000 shares of Common Stock and Mr. Grosso held options to purchase 3,000,000 shares.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 10, 2007 by each person who is known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock.  Except as otherwise indicated, each person named in the tables below has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by such person.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed above have sole voting and investment power with respect to the shares shown.

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of the company.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Marie C. Keane and James J. Keane(2) (6) 17th Battery Place, 11th Floor New York, NY 10004	17,688,335	7.4%
John M. McCormack(3) (6) 1303 Campbell Road Houston, TX 77055	57,744,180	24.1%
William Nicholson(4) (6) 121 Post Oak Lane, #2105 Houston, TX 77055	23,070,414	9.6%
Walter O'Hearn(5) (6) Fifty Broadway New York, NY 10004	16,405,535	6.9%

______________________

(1)  Unless otherwise indicated in these footnotes, to the knowledge of the Company, all shares are owned directly.

(2)  Includes (i) 206,500 shares owned by Keane Securities Co. Inc. of which Mr. Keane is a major shareholder and (ii) 510,446 shares subject to warrants.

(3)  Includes an aggregate of 24,121,689 shares beneficially owned by Mr. McCormack's children's trusts.

(4)  Includes 1,056,324 shares subject to warrants.

(5)  Includes (i) 206,500 shares owned by Keane Securities Co. Inc. of which Mr. O'Hearn is a major shareholder.

(6)  According to a Schedule 13D filed on January 14, 2002, Mr. and Mrs. Keane, Mr. McCormack, Mr. Nicholson, Mr. O'Hearn, Mr. Christopher Grosso, Dr. Ralph M. Richart, Dr. Thomas R. Kershner, John William McCormack, Daniel Patrick McCormack and Meagan Anne McCormack are members of a group that, as reported, collectively owned 11,531,180 shares of the Company's common stock pursuant to Rule 13d-5 of the Securities Exchange Act of 1934, as amended.  The beneficial ownership numbers and percentages set forth in the table above for each individual exclude shares owned by other members of the group and each individual disclaims beneficial ownership of shares owned by other members of the group.

Security Ownership of Management

The following table sets forth information regarding beneficial ownership of the Company's common stock as of April 10, 2007 by each of the Company's directors, executive officer and named executive officer and by the Company's directors and executive officer as a group.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Christopher Grosso(2) (5) (6) 480 Broadway, Suite 310 Saratoga Springs, NY 12866	13,335,764	5.6%
Steve T. Laflin(3)	11,000,125	4.6%
Dr. Ralph M. Richart(4) (5) (6) 350 Shore Drive Oakdale, NY 11769	69,717,602	29.1%
Executive Officer and Directors as a Group (3 persons) (6)	94,053,491	39.3%

______________________

(1)   Unless otherwise indicated in these footnotes, to the knowledge of the Company, all shares are owned directly.

(2)  Includes (i) 555,554 shares subject to warrants; (ii) 3,000,000 shares subject to stock options; (iii) 4,064,873 shares and warrants held by Mr. Grosso's family members.

(3)  Mr. Laflin's address is that of the Company.  Includes 11,000,000 shares subject to stock options.

(4)  Includes (i) 10,555,554 subject to warrants (ii) 3,000,000 shares subject to stock options and (iii) 1,374,866 shares held in a Richart family trust of which Dr. Richart is a co-trustee.

(5)  Mr. Grosso and Dr. Richart are members of a group pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, because Mr. Grosso has investment power over the shares owned by Dr. Richart.  The beneficial ownership number and percentage set forth in the table above for Mr. Grosso excludes 65,591,778 shares owned by Dr. Richart, his children or other family trusts.  Mr. Grosso disclaims beneficial ownership of shares owned by Dr. Richart, his children or other family trusts.

(6)  According to a Schedule 13D filed on January 14, 2002, Mr. and Mrs. Keane, Mr. McCormack, Mr. Nicholson, Mr. O'Hearn, Mr. Grosso, Dr. Richart, Dr. Thomas R. Kershner, John William McCormack, Daniel Patrick McCormack and Meagan Anne McCormack are members of a group that, as reported, collectively owned 11,531,180 shares of the Company's common stock pursuant to Rule 13d-5 of the Securities Exchange Act of 1934, as amended.  The beneficial ownership numbers and percentages set forth in the table above for each individual exclude shares owned by other members of the group and each individual disclaims beneficial ownership of shares owned by other members of the group.

Transaction with Related Persons

On April 2, 2007, holders of $650,000 of our 6% unsecured notes converted the principal and accrued interest of $23,614 into 8,420,172 shares of Common Stock.  Mr. Grosso converted $26,945 in principal and interest under such notes, and was issued 336,807 shares of Common Stock, and Dr. Richart converted $161,667 in principal and interest, for 2,020,841 shares of Common Stock.

On March 21, 2007, the Company completed a sale of securities units in a private offering consisting of  (i) 13,333,331 shares of Common Stock, (ii) Class C Warrants exercisable for 13,333,331 shares of Common Stock at an exercise price of $0.10 and (iii) Class D Warrants exercisable for 13,333,331 shares of Common Stock at an exercise price of $0.11, all for an aggregate sale price of approximately $1,200,000 or $0.09 per unit.  Dr. Richart purchased 5,277,777 shares of Common Stock and an equal number of each of the Class C and Class D warrants for a total purchase price of $475,000.  Mr. Grosso purchased 277,777 shares of Common Stock and an equal number of each of the Class C and Class D warrants for a total purchase price of $25,000.

Director Independence

The Board has determined that each of the current directors, other than Mr. Laflin, President and Chief Executive Officer, is independent under rules of the Securities and Exchange Commission and NASDAQ listing standards.  Mr. Grosso is an "independent director" for Audit Committee service purposes under NASD Rule 4350(d), as may be modified from time to time.  Dr. Richart is not an independent director for Audit Committee service purposes under this rule because he is an "affiliated person" under Exchange Act Rule 10A-3(b)(1) by virtue of his beneficial ownership of over 20% of the outstanding Common Stock.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to International Isotopes' audited financial statements for the fiscal year ended December 31, 2006 (the "Audited Financial Statements").  The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that International Isotopes specifically incorporates it by reference in such filing.

Report of the Audit Committee

The Audit Committee has:  (i) reviewed and discussed the audited financial statements of the Company with Company management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as may be modified or supplemented; and (iii) received the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and (iv) discussed with the auditors the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2006 for filing with the Securities and Exchange Commission.

Audit Committee Report Submitted by:

Christopher Grosso, Chairman

Ralph M. Richart

HOUSEHOLDING

As permitted by the SEC’s proxy statement rules, the Company will deliver only one Annual Report or Proxy Statement to multiple shareholders sharing the same address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will, upon written or oral request, deliver a separate copy of the Annual Report or Proxy Statement to a shareholder at a shared address to which a single copy of the Annual Report or Proxy Statement was delivered and will include instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Annual Report or Proxy Statement. Registered shareholders wishing to receive a separate annual report or proxy statement in the future or registered shareholders sharing an address wishing to receive a single copy of the annual report or proxy statement in the future may contact the Company’s transfer agent: American Stock Transfer & Trust Company, 59 Maiden Lane Plaza Level, New York, NY 10038. Telephone: (800) 937-5449

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference in this Proxy Statement the information we file with it, which means that we can disclose important information to you by referring you to the documents we have filed with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement. We are incorporating by reference in this Proxy Statement the following documents filed by us: our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (filed on March 26, 2007), as amended by Form 10-KSB/A filed on May 1, 2007.

A copy of our 2006 Annual Report to Shareholders, which includes our Annual Report on Form 10-KSB and Form 10-KSB/A for the fiscal year ended December 31, 2006, is being delivered to our shareholders along with this Proxy Statement. Additional copies may be obtained from the Secretary of International Isotopes Inc. at 4137 Commerce Circle, Idaho Falls, ID 83401.  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Steve Laflin
Steve Laflin, President, Chief Executive Officer and Chief Financial Officer

Idaho Falls, Idaho

May 22, 2007

PROXY

PROXY

INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle, Idaho Falls, ID 83401

Annual Meeting of Shareholders of International Isotopes Inc. to be held on July 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS; AND FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS.

The undersigned hereby authorize(s) the Proxies named below to vote on the matters set forth in the Proxy Statement of the Company dated May 22, 2007, as follows:

1.  ELECTION OF DIRECTORS

[  ]  FOR all nominees or, if any named nominee is unable to serve, for a substitute nominee.

[  ]  WITHHOLD AUTHORITY for all nominees

[  ]  FOR ALL EXCEPT (See instructions below).

STEVE T. LAFLIN

CHRISTOPHER GROSSO

RALPH M. RICHART

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and cross out the name of each nominee you wish to withhold.

2.  RATIFICATION OF INDEPENDENT AUDITORS

[  ]  FOR the ratification of Hansen, Barnett & Maxwell P.C. as the independent auditors for the fiscal year ending December 31, 2007.

[  ]  AGAINST the ratification of Hansen, Barnett & Maxwell P.C. as the independent auditors for the fiscal year ending December 31, 2007.

[  ]  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED

SHAREHOLDER(S).  IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES

LISTED IN THE ACCOMPANYING PROXY STATEMENT; AND FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned shareholder(s) hereby appoint(s) Steve T Laflin and Ralph M. Richart, and either of them, Proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated above, all the shares of Common Stock held of record by the undersigned on May 18, 2007, at the Annual Meeting of Shareholders of International Isotopes Inc., to be held on July 18, 2007, or any adjournments or postponements thereof.

DATE:___________________________________________________

_________________________________________________________

Signature

_________________________________________________________

 Signature if held jointly

PLEASE INDICATE ANY CHANGES IN ADDRESS

Please sign name exactly as it appears hereon.  When shares are registered in more than one name, the signatures of all such persons are required.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.  THANK YOU.